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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)
                                October 24, 2003


                               THE SHAW GROUP INC.
             (Exact name of registrant as specified in its charter)


          Louisiana                       1-12227              72-1106167
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
        incorporation)                                      Identification No.)


                  4171 Essen Lane, Baton Rouge, Louisiana 70809
              (Address of principal executive offices and zip code)


                                 (225) 932-2500
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On October 24, 2003, The Shaw Group Inc. issued a press release that is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  99.1 Press Release dated October 24, 2002 - The Shaw Group Inc. Announces Pricing of 20 Million Share Common Stock Offering.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE SHAW GROUP INC.
                                           (Registrant)

Date:  October 24, 2003                    By:  /s/  Robert L. Belk
                                                -------------------------------
                                                Robert L. Belk,
                                                Executive Vice President and
                                                Chief Financial Officer


                                      -2-

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                               THE SHAW GROUP INC.

                                  EXHIBIT INDEX

                                    Form 8-K
                                October 24, 2003


Exhibit Number                      Description                        Page No.
--------------                      -----------                        --------

    99.1                   Press Release dated October 24, 2003 -
                           The Shaw Group Inc. Announces Pricing
                           of 20 Million Share Common Stock
                           Offering